Summary of Significant Accounting Policies: Cash and Cash Equivalents, Policy (Policies)	Mar. 31, 2023
Policies
Cash and Cash Equivalents, Policy

Cash and Cash Equivalents

Cash equivalents are comprised of certain highly liquid instruments with a maturity of three months or less when purchased. The Company did not have any cash equivalents on hand at March 31, 2023 and December 31, 2022. The Company places its cash with high credit quality financial institutions. The Company’s accounts at these institutions are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. To reduce its risk associated with the failure of such financial institutions, the Company evaluates, at least annually, the rating of the financial institutions in which it holds deposits. At March 31, 2023 and December 31, 2022, the Company did not have cash in excess of FDIC limits.